The Sentinel Funds

Supplement dated April 23, 2010

to the Class A, Class B, Class C, Class D, Class S and Class I

Prospectus dated March 30, 2010

Common Stock Fund

Effective as of April 30, 2010, Hilary Roper will be named co-manager of the Common Stock
Fund.

Effective as of April 30, 2010, the disclosure in the Prospectus regarding management of the
Common Stock Fund will be modified as follows:

The section of the Prospectus titled “Fund Summaries – Sentinel Common Stock Fund –
Management – Portfolio Manager” will be modified to read in its entirety:

Portfolio Managers.  Daniel J. Manion, Senior Vice President and Director of Equity Research with
Sentinel, has managed or co-managed the Fund since 1994.  Hilary Roper, Vice President with
Sentinel, has co-managed the Fund since 2010.

The section of the Prospectus titled “Management of the Funds – Common Stock Fund” will be modified to read in its entirety:

Common Stock Fund

Mr. Manion is lead manager and Hilary Roper is co-manager of the Common Stock Fund.  Mr.
Manion has managed or co-managed the Fund since 1994.  Ms. Roper has been associated with
Sentinel since 1998 as an equity analyst and has co-managed the Fund since 2010.  Prior to joining
Sentinel, she was an equity analyst at Schroder Capital Management International.  She holds the
Chartered Financial Analyst designation.